SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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PARKWAY PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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PARKWAY PROPERTIES, INC.

One Jackson Place
Suite 1000
188 East Capitol Street
Jackson, Mississippi 39201-2195
www.pky.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2003

To the Stockholders:

      Notice is hereby given that the 2003 Annual Meeting of Stockholders (the “Meeting”), of Parkway Properties, Inc. (the “Company”), will be held at the Suncom Building, 111 East Capitol Street, Jackson, Mississippi, at 1:30 p.m., Jackson time, on May 8, 2003 for the following purposes:

1.	To elect eight directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

2.	To consider and take action on a proposal to ratify the adoption of the Company’s 2003 Equity Incentive Plan.

3.	To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 24, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

MARSHALL A. LOEB
Senior Vice President, Chief Financial Officer and Secretary

Dated: April 1, 2003

STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES

April 1, 2003

PARKWAY PROPERTIES, INC.

One Jackson Place
Suite 1000
188 East Capitol Street
Jackson, Mississippi 39201-2195
www.pky.com

PROXY STATEMENT

FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 8, 2003

       The following information is furnished in connection with the Annual Meeting of Stockholders (the “Meeting”) of Parkway Properties, Inc. (the “Company”), to be held on May 8, 2003 at 1:30 p.m., Jackson time, at the Suncom Building, 111 East Capitol Street, Jackson, Mississippi. A copy of the Company’s Annual Report to Stockholders for the fiscal period ended December 31, 2002 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company’s Secretary, P.O. Box 24647, Jackson, Mississippi 39225-4647. A copy of the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) is available without charge upon written request to the Company’s Investor Relations Department at the Company’s corporate offices, via e-mail addressed to mail@pky.com, from the Company’s website at www.pky.com or from the Securities and Exchange Commission’s web site at www.sec.gov. This Proxy Statement, Annual Report, and Form of Proxy will first be sent to stockholders on or about April 4, 2003.

SOLICITATION AND REVOCABILITY OF PROXIES

      The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview, telephone, facsimile, e-mail or other electronic means and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The record date for determining shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), and shares of Series B cumulative convertible preferred stock, par value $0.001 per share, of the Company (“Series B Preferred Stock”) entitled to vote at the Meeting has been fixed at the close of business on March 24, 2003. On such date there were 10,091,668 shares of Common Stock outstanding and 2,142,857 shares of Series B Preferred Stock outstanding. The holders of Common Stock are generally entitled to one vote for each share of Common Stock on each matter submitted to a vote at a meeting of stockholders. The holders of Series B Preferred Stock are generally entitled to one vote for each share of Series B Preferred Stock on each matter submitted to a vote at a meeting of stockholders. Pursuant to the Company’s Bylaws, directors will be elected by a plurality of the votes with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote. Ratification of the adoption of the 2003 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock and Series B Preferred Stock entitled to vote on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

      The presence, in person or by properly executed proxy, of the holders of shares of Common Stock and Series B Preferred Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Shares of Common Stock and Series B Preferred Stock represented by a properly signed, dated and returned proxy card will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Meeting as to any proposal as to which the broker does not vote.

Security Ownership of Certain Beneficial Owners

      To the best of the Company’s knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), beneficially owned, as of March 24, 2003 more than five percent of the Common Stock or Series B Preferred Stock, except as set forth in the following table.

	Amount of	Amount of		Percent of
	Common Stock	Series B	Percent	Series B
Name and Address	Beneficially	Beneficially	of Common	Preferred
of Beneficial Owner	Owned	Owned	Stock (1)	Stock

T. Rowe Price Associates, Inc.	779,800 (2)	0	7.7%	0
100 E. Pratt Street Baltimore, Maryland 21202
Five Arrows Realty Securities III L.L.C.	75,000 (3)	2,142,857 (3)	(3)	100%
1251 Avenue of the Americas New York, New York 10020

(1)	Based on the number of shares of Common Stock outstanding on March 24, 2003 which was 10,091,668 shares.

(2)	Based upon a Statement on Schedule 13G filed with the SEC, which indicated that these securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc. (which has sole voting power with respect to 599,700 shares of Common Stock, representing 5.9% of the shares of Common Stock outstanding), which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)	Based upon a statement on Schedule 13D filed with the SEC, which indicated that Five Arrows Realty Securities III L.L.C. and its managing member, Rothschild Realty Investors III L.L.C., share voting and dispositive power with respect to 2,142,857 shares of Series B Preferred Stock and 75,000 shares of Common Stock (or 0.7% of the outstanding shares of Common Stock) issuable upon exercise of a warrant (the “Warrant”). The Series B Preferred Stock is convertible on a one for one basis into shares of Common Stock (or 17.5% of the outstanding shares of Common Stock).

Security Ownership of Management

      The following table sets forth the shares of Common Stock and Series B Preferred Stock beneficially owned, as of March 24, 2003 by each director, nominee for director, executive officer of the Company and by the directors, nominees and executive officers as a group. Unless otherwise stated, each person has sole voting and investment power with respect to the shares of Common Stock and Series B Preferred Stock set forth in the table.

				Number of
	Number of			Shares of
	Shares of			Series B	Percent of
	Common Stock		Percent	Preferred Stock	Shares of
	Beneficially		of Common	Beneficially	Series B
	Owned		Stock (1)	Owned	Preferred Stock

Daniel P. Friedman	23,099	(2)	*	0	0
Roger P. Friou	45,951	(3)	*	0	0
Martin L. Garcia	24,000	(4)	*	0	0
Matthew W. Kaplan	89,334	(5)(6)	(6)	2,142,857 (6)	100%
Michael J. Lipsey	24,624	(7)	*	0	0
Joe F. Lynch	78,800	(8)	*	0	0
Leland R. Speed	187,675	(9)	1.8%	0	0
Steven G. Rogers	181,482	(10)	1.8%	0	0
Marshall A. Loeb	7,662	(11)	*	0	0
Sarah P. Clark	66,833	(12)	*	0	0
David R. Fowler	34,398	(13)	*	0	0
James M. Ingram	36,075	(14)	*	0	0
Thomas C. Maloney	6,938	(15)	*	0	0
G. Mitchel Mattingly	20,689	(16)	*	0	0
Regina P. Shows	13,498	(17)	*	0	0
Jack R. Sullenberger	24,812	(18)	*	0	0
Directors, nominees and executive officers as a group	865,870	(19)	8.3%	2,142,857 (6)	100%

*	Less than 1%.

(1)	Based on the number of shares of Common Stock outstanding on March 24, 2003 which was 10,091,668 shares.

(2)	Includes 7,500 shares of Common Stock Mr. Friedman has the right to acquire under the 2001 Directors Stock Option Plan (the “2001 Directors Plan”), and 900 shares of Common Stock Mr. Friedman owns as custodian for his child. Mr. Friedman’s wife owns 2,262 shares of 8.75% Series A cumulative redeemable preferred stock (“Series A Preferred Stock”) that do not have voting rights at the Meeting.

(3)	Includes 6,000 shares of Common Stock Mr. Friou has the right to acquire under the 2001 Directors Plan, 4,000 shares of Common Stock Mr. Friou has the right to acquire under the 1991 Directors Stock Option Plan, as amended (the “1991 Directors Plan”), and 31,651 shares of Common Stock owned by a limited partnership of which Mr. Friou is the sole general partner and his wife and two adult children are the sole limited partners.

(4)	Includes 6,000 shares of Common Stock Mr. Garcia has the right to acquire under the 2001 Directors Plan, 13,500 shares of Common Stock Mr. Garcia has the right to acquire under the 1991 Directors Plan and 1,000 shares of Common Stock held in trust for Mr. Garcia’s children, of which Mr. Garcia is the trustee.

(5)	Includes 5,800 shares of Common Stock Mr. Kaplan has the right to acquire under the 2001 Directors Plan and 7,500 shares of Common Stock Mr. Kaplan has the right to acquire under the 1991 Directors Plan.

(6)	Includes 75,000 shares of Common Stock issuable upon exercise of the Warrant and 2,142,857 shares of Series B Preferred Stock held by Five Arrows Realty Securities III L.L.C., a Delaware limited liability company in which Rothschild Realty Investors III L.L.C., the managing member, has appointed Mr. Kaplan, among others, as manager of Five Arrows Realty Securities III L.L.C. Mr. Kaplan disclaims beneficial ownership of all of the 2,142,857 shares of Series B Preferred Stock and the 2,142,857 shares of Common Stock (or 17.5% of the outstanding shares of Common Stock) issuable upon conversion of the shares of Series B Preferred Stock and he disclaims beneficial ownership of the 75,000 shares of Common Stock (or 0.7% of the outstanding shares of Common Stock) issuable upon exercise of the Warrant.

(7)	Includes 6,000 shares of Common Stock Mr. Lipsey has the right to acquire under the 2001 Directors Plan, 16,500 shares of Common Stock Mr. Lipsey has the right to acquire under the 1991 Directors Plan. Mr. Lipsey also owns directly, or indirectly, 1,103 shares of Series A Preferred Stock that do not have voting rights at the Meeting.

(8)	Includes 6,000 shares of Common Stock Mr. Lynch has the right to acquire under the 2001 Directors Plan and 22,500 shares of Common Stock Mr. Lynch has the right to acquire under the 1991 Directors Plan. Mr. Lynch also owns 2,300 shares of Series A Preferred Stock that do not have voting rights at the Meeting.

(9)	Includes 58,909 shares of Common Stock Mr. Speed has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option and Long Term Incentive Plan (the “1994 Stock Option Plan”). Does not include 20,000 shares of Common Stock Mr. Speed holds indirectly through the Parkway Properties, Inc. deferred compensation trust (the “Deferred Compensation Trust”). Does not include 21,157 shares of Common Stock owned by Mr. Speed’s wife, as to all of which Mr. Speed disclaims beneficial ownership.

(10)	Includes 88,352 shares of Common Stock Mr. Rogers has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 39,000 shares of Common Stock Mr. Rogers holds indirectly through the Deferred Compensation Trust. Does not include 16,108 shares of Common Stock beneficially owned by Mr. Rogers’ wife as to which he disclaims beneficial ownership.

Mr. Rogers also owns 770 shares of Series A Preferred Stock that do not have voting rights at the Meeting.

(11)	Includes 5,660 shares of Common Stock Mr. Loeb has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 6,000 shares of Common Stock Mr. Loeb holds indirectly through the Deferred Compensation Trust.

(12)	Includes 49,680 shares of Common Stock Ms. Clark has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan and 750 shares of Common Stock Ms. Clark owns as custodian for her children. Does not include 14,000 shares of Common Stock Ms. Clark holds indirectly through the Deferred Compensation Trust. Ms. Clark also owns, indirectly, 220 shares of Series A Preferred Stock that do not have voting rights at the Meeting.

(13)	Includes 20,997 shares of Common Stock Mr. Fowler has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 10,000 shares of Common Stock Mr. Fowler holds indirectly through the Deferred Compensation Trust.

(14)	Includes 29,072 shares of Common Stock Mr. Ingram has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 12,000 shares of Common Stock Mr. Ingram holds indirectly through the Deferred Compensation Trust.

(15)	Includes 6,912 shares of Common Stock Mr. Maloney has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 3,000 shares of Common Stock Mr. Maloney holds indirectly through the Deferred Compensation Trust.

(16)	Includes 4,750 shares of Common Stock Mr. Mattingly has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 12,000 shares of Common Stock Mr. Mattingly holds indirectly through the Deferred Compensation Trust. Mr. Mattingly also owns 1,560 shares of Series A Preferred Stock and his wife owns 280 shares of Series A Preferred Stock that do not have voting rights at the Meeting.

(17)	Includes 7,998 shares of Common Stock Ms. Shows has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan.

(18)	Includes 18,997 shares of Common Stock Mr. Sullenberger has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 12,000 shares of Common Stock Mr. Sullenburger holds indirectly through the Deferred Compensation Trust.

(19)	Includes 37,300 shares of Common Stock that the directors of the Company have the right to acquire under the 2001 Directors Plan, 64,000 shares of Common Stock that the directors of the Company have the right to acquire under the 1991 Directors Plan, 291,327 shares of Common Stock that officers of the Company have the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan and 75,000 shares of Common Stock issuable upon exercise of the Warrant (see footnote 6 above).

Proposal 1 — Election of Directors

Nominees

      In accordance with the Bylaws of the Company, the Board of Directors has by resolution fixed the number of directors to be elected at the Meeting at eight. All eight positions on the Board are to be filled by the vote of the stockholders at the Meeting. Each person so elected shall serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

      The directors of the Company recommend a vote FOR the nominees listed below. All nominees are currently serving as directors of the Company and, except for Mr. Friedman, were elected at the 2002 Annual Meeting of Stockholders.

      Unless instructed otherwise, proxies will be voted FOR the nominees listed below. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

      The table below sets forth certain information regarding the nominees for election to the Company’s Board of Directors.

Name, Position and		Principal Occupation and Business
Tenure with the Company	Age	Experience for Past Five Years (1)

Daniel P. Friedman Director since 2002	45	Managing member of Radiant Partners, LLC (a real estate company) since 2000; Vice Chairman of Imperial Parking Corporation since 2000; President and Chief Executive Officer of First Union Real Estate Equity and Mortgage Investments (a real estate investment trust) from 1998 to 2001; President from 1996 to 1998 and Chief Operating Officer until 1998 of Enterprise Asset Management, Inc. (a real estate company).
Roger P. Friou Director since 1995	68	Private investor; President of Jitney Jungle Stores of America, Inc. (a regional supermarket chain) from 1996 to 1997, and its Vice Chairman and Chief Financial Officer until 1996 having assumed those positions more than five years prior thereto.
Martin L. Garcia Director since 1998	47	Managing Director of Pinehill Capital Partners (investment company) since 2000; Director and President of Garcia Enterprises (real estate holding company) since 1988; Partner in the law firm of Hill, Ward & Henderson, P.A. until 1999 and Of Counsel thereafter; Managing Director of Garcia, Meyers & Co. (a real estate service company) from 1993 to 1998.
Matthew W. Kaplan Director since 2000	40	Managing Director of Rothschild Realty, Inc. (investment bank) and Portfolio Manager of Five Arrows Realty Securities L.L.C., Five Arrows Realty Securities II L.L.C., Five Arrows Realty Securities III L.L.C., and Five Arrows Realty Securities IV L.L.C. (each, a real estate investment fund).

Name, Position and		Principal Occupation and Business
Tenure with the Company	Age	Experience for Past Five Years (1)

Michael J. Lipsey Director since 1997	53	President of The Lipsey Company (designs and delivers training programs concerning the commercial real estate marketplace).
Joe F. Lynch Director since 1994	70	Chairman of the Board and Chief Executive Officer of First Continental Corporation (a real estate company) since 1994; Limited Partner and Manager of the General Partner of First Continental Investment Co., Ltd. since 1996.
Steven G. Rogers Director since 1996; President since 1993; Chief Executive Officer since 1997	48	Chief Executive Officer of the Company since 1997, President since 1993, Director since 1996, Chief Operating Officer from 1993 until 1997, and Senior Vice President of the Company from 1988 to 1993.
Leland R. Speed Director since 1978 and Chairman since 1980	70	Chairman of the Board of the Company and EastGroup Properties, Inc. (2); Chief Executive Officer of the Company and EastGroup Properties, Inc. until 1997.

(1)	Unless otherwise stated, each nominee has held the position indicated for at least the past five years.

(2)	Mr. Speed is not involved in the operation of the business of either company on a day to day basis. Rather, he consults with management of both companies on issues with respect to which such management seeks his advice and input. He allocates his time between the two companies depending on which company desires his input at a particular time.

Other Directorships and Trusteeships

      Members of, and nominees to, the Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly held companies:

Nominee	Company

Daniel P. Friedman	Imperial Parking Corporation
Matthew W. Kaplan	CNL Hospitality Properties, Inc.
Leland R. Speed	EastGroup Properties, Inc.

Committees and Meeting Data

      The Audit Committee of the Board of Directors currently consists of Messrs. Friou, Garcia and Kaplan. The functions performed by this committee consist principally of conferring with and reviewing the reports of the Company’s independent accountants and bringing to the entire Board of Directors for review those items relating to audits or accounting practices which the Audit Committee believes merit such review. The Audit Committee met five times during the year ended December 31, 2002. See “— Audit Committee Report” below.

      The Compensation Committee of the Board, which currently consists of Messrs. Friedman, Kaplan and Lipsey, met six times during the year ended December 31, 2002. Upon joining the Board of Directors in November 2002, Mr. Friedman replaced Mr. Friou on the Compensation Committee. The committee’s function is to review and recommend to the Board of Directors appropriate executive compensation policy and compensation of the Company’s directors and officers. The Compensation Committee also reviews and makes recommendations with respect to executive and employee benefit plans and programs.

      The Investment Committee of the Board currently consists of Messrs. Friedman, Kaplan and Lynch. Mr. Friedman joined the Board in November 2002 and replaced Mr. Lipsey on the Investment Committee at that time. The committee’s function is to act on behalf of the full Board of Directors to authorize property purchases between regularly scheduled quarterly Board of Directors meetings. The Investment Committee met two times during the year ended December 31, 2002.

      The Corporate Governance and Nominating Committee of the Board currently consists of Messrs. Garcia, Kaplan and Lipsey. Mr. Lipsey replaced Mr. Lynch in November 2002. The functions of this committee are to establish qualifications for membership on the Board of Directors, to consider and recommend candidates for election to the Board, to recommend to the Board persons to fill the positions of Chairman of the Board and Chief Executive Officer, and to annually evaluate the performance of each director whose term is set to expire in order to determine whether the director should be requested to stand for re-election. The Corporate Governance and Nominating Committee met three times during the year ended December 31, 2002.

      During the year ended December 31, 2002, the full Board of Directors met on four occasions. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and meetings held by all committees of the Board on which he served.

      Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Friou, Garcia and Kaplan, each of whom is independent as defined by the currently effective New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

      Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or related procedures. We have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States or that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

      Based upon the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

ROGER P. FRIOU, CHAIR
MARTIN L. GARCIA
MATTHEW W. KAPLAN

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the SEC to report a change in ownership within two business days following the day on which the transaction occurs. During 2002, no directors or executive officers of the Company were late in filing reports under Section 16(a).

Executive Officers

      The following is a list of the Company’s executive officers:

Name and Position		Principal Occupation and Business
With the Company	Age	Experience for Past Five Years (1)

Leland R. Speed Chairman	70	See table under “Nominees.”
Steven G. Rogers President and Chief Executive Officer	48	See table under “Nominees.”
Marshall A. Loeb Senior Vice President, Chief Financial Officer and Secretary	40	Chief Financial Officer, Senior Vice President and Secretary since 2000; Senior Vice President — Western Region of EastGroup Properties, Inc. from 1991 until 2000; Portfolio Manager with Investment Development Services in 2000.
Sarah P. Clark Senior Vice President of Strategic Planning and Investor Relations and Assistant Secretary	43	Senior Vice President of the Company since 1997, Assistant Secretary since 2000, Vice President from 1992 until 1997, Chief Financial Officer and Secretary of the Company from 1994 to 2000, Treasurer from 1996 to 1999 and Controller from 1986 to 1992.

Name and Position		Principal Occupation and Business
With the Company	Age	Experience for Past Five Years (1)

David R. Fowler Senior Vice President	45	Senior Vice President of the Company since 1997, Vice President from 1995 to 1997 and an Asset Manager since 1983; Vice President of Parkway Realty Services, L.L.C. (“Parkway Realty”) since 1998.
James M. Ingram Senior Vice President	46	Senior Vice President of the Company since 1997, Vice President from 1994 to 1997 and an Asset Manager since 1989; President of Parkway Realty since 1998.
Thomas C. Maloney Senior Vice President	45	Senior Vice President of the Company since 2002, Vice President from 1999 to 2002; Vice President of Parkway Realty since 1998; Senior Real Estate Analyst of Entergy Services, Inc. until 1998.
G. Mitchel Mattingly Senior Vice President	47	Senior Vice President of the Company since 1997 and Vice President from 1996 to 1997; Vice President of Parkway Realty since 1998.
Regina P. Shows Senior Vice President	36	Senior Vice President of the Company since 1999, Vice President from 1998 to 1999, Treasurer from 1999 to 2001 and Controller from 1992 to 2001.
Jack R. Sullenberger Senior Vice President of Technical Services	49	Senior Vice President of the Company since 1997, Vice President from 1996 to 1997 and an Asset Manager from 1986 to 1996.

(1)	Unless otherwise stated, the indicated person has held the position indicated for at least the past five years.

      Ms. Clark, Senior Vice President of Administration and Strategic Planning and Assistant Secretary of the Company, is the sister of Ms. Shows, Senior Vice President of the Company. There are no other family relationships between any of the directors or executive officers of the Company.

Executive Compensation

      The following table summarizes, for the fiscal years ended December 31, 2002, 2001 and 2000, the amount of compensation paid by the Company to its Chief Executive Officer and five other executive officers whose cash compensation during the year ended December 31, 2002 exceeded $100,000 (the “Named Officers”).

					Long Term Compensation

					Awards

			Annual Compensation		Restricted	Securities
Name and Principal					Stock	Underlying	All Other
Position	Year		Salary	Bonus	Awards	Options/SARs (#)(1)	Compensation(2)

Leland R. Speed	2002		$122,000	$69,713	0	0	$19,037
Chairman	2001		147,000	75,228	0	0	19,084
	2000		147,000	88,200	0	12,500	13,825
Steven G. Rogers	2002		231,525	220,497	0	0	14,630
President and Chief	2001		231,525	197,475	0	9,000	19,630
Executive Officer	2000		220,500	220,500	0	24,375	13,880
Marshall A. Loeb	2002		156,000	74,285	0	0	14,408
Senior Vice President,	2001		150,000	51,176	0	6,000	19,351
Chief Financial Officer	2000	(3)	24,749	0	$171,378 (4)	20,000	2,291
and Secretary
David R. Fowler	2002		131,846	53,843	0	0	14,630
Senior Vice President	2001		126,788	46,367	0	4,000	19,420
	2000		120,750	51,765	0	7,500	13,670
James M. Ingram	2002		131,846	53,843	0	0	14,630
Senior Vice President	2001		126,788	46,367	0	4,000	19,630
	2000		120,750	51,765	0	7,500	13,670
G. Mitchel Mattingly	2002		142,050	50,082	0	0	14,630
Senior Vice President	2001		142,080	44,852	0	4,000	19,630
	2000		135,285	50,082	0	7,500	13,880

(1)	The options granted in 2000 were granted on May 31, 2000, and the options granted in 2001 were granted on July 23, 2001, all under the 1994 Stock Option Plan. One-third of the options granted in 2000 and 2001 vest on the second anniversary of the date of grant, one-third on the third anniversary of the date of grant and one-third on the fourth anniversary of the date of grant. No options were granted in 2002.

(2)	This is the Company’s contribution to its 401(k) Plan for the Named Officer’s benefit and the amount of premium paid by the Company for group term life insurance on the Named Officer’s life.

(3)	Mr. Loeb began his employment with the Company in November 2000. The amount set forth as salary for Mr. Loeb for 2000 represents actual salary paid to him for work performed from his hire date to December 31, 2000. His annualized salary for 2000 was $150,000.

(4)	Under this grant of restricted shares, Mr. Loeb’s rights to the restricted shares were conditioned on the Company’s achievement of specified performance goals for the year ended December 31, 2002 set forth in the Company’s 5 in 50 Plan and, alternatively, Mr. Loeb’s continued employment. The Company met the performance goals and the restrictions lapsed.

      Option Grants. No options were granted to the Named Officers during the year ended December 31, 2002.

      Option Exercises and Year End Values. The following table shows the value realized by the Named Officers upon the exercise of options and the year end value of unexercised in-the-money options held by the Named Officers. Year end values are based upon the closing price of shares of Common Stock on the New York Stock Exchange, Inc., on December 31, 2002 ($35.08).

Aggregated Options/ SAR Exercises with Last Fiscal Year

and FY-End Option/ SAR Values

				Value of Unexercised In-
			Number of Unexercised	The-Money
	Shares		Options at FY-End (#)	Options at FY-End ($)
	Acquired	Value
Name	on Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

Leland R. Speed	0	N/A	58,909/8,338	$802,666/$41,315
Chairman
Steven G. Rogers	0	N/A	88,352/25,259	$999,025/$60,542
President and Chief Executive Officer
Marshall A. Loeb	1,000	$7,187	5,660/19,340	$36,886/$95,517
Senior Vice President, Chief Financial Officer and Secretary
David R. Fowler	875	$17,628	20,997/9,003	$126,603/$30,510
Senior Vice President
James M. Ingram	0	N/A	29,072/9,003	$323,247/$30,510
Senior Vice President
G. Mitchel Mattingly	15,497	$97,261	4,750/9,003	$48,318/$30,510
Senior Vice President

      Compensation Committee Report. The Compensation Committee of the Board of Directors consists of Messrs. Friedman, Kaplan and Lipsey. The Compensation Committee believes that the main purpose of base compensation is to provide sufficient base compensation to the executive officers of the Company in relation to salary levels for other real estate companies and the officer’s level of responsibility. The Compensation Committee considered a number of factors in setting the compensation of Mr. Rogers, the Company’s Chief Executive Officer, the most important of which were the level of compensation paid to the chief executive officers of other real estate companies the same relative size as the Company, the success of the Company’s program of increasing profitability and funds from operations and his importance in delineating and implementing the Company’s strategic plans. In setting the base compensation of Mr. Speed for 2002, the Compensation Committee took account of the fact that Mr. Speed was also a salaried officer of EastGroup Properties, Inc., another real estate investment trust, and as such, was not working full-time for the Company. The Compensation Committee considered the amount of time Mr. Speed had spent on Company business in the past and estimated the amount of time Mr. Speed would spend on Company matters in the future.

      The Compensation Committee has determined that the primary goals of the Company’s compensation policies should be as follows:

•	To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions with which the Company competes for employees.

•	To align the interests of management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of stock-based incentives that result in increased Common Stock ownership by executive officers.

      The Compensation Committee believes that incentive compensation payable to the executive officers of the Company should be based upon the Company’s performance and align the interests of management and the Company’s stockholders. In 2002, the Compensation Committee formulated targets for FFO per share upon which the executive officers’ incentive compensation would be based. There were three measuring criteria. For a Level 1 Bonus to be paid, the individual officer had to achieve two individual goals set forth at the beginning of 2002 that would aid the Company in attaining the $5.23 goal for FFO per basic share in the Company’s 5 in 50 Plan. For a Level 2 Bonus, the Company’s 2002 FFO per diluted share of Common Stock had to be at least $4.61 after taking account of bonus accruals and the amortization of restricted shares.. For a Level 3 Bonus to be paid, the Company’s 2002 FFO per diluted share had to be at least $4.65 after taking account of bonus accruals and the amortization of restricted shares. The target bonus amounts were different for each executive officer. The Compensation Committee determined the FFO targets based upon an analysis of the Company’s internal projected financial results for 2002 and the estimates of 2002 FFO prepared by independent securities analysts who followed the Company. The Compensation Committee believed that the stockholders of the Company would be benefitted significantly if the FFO goals were met and would be further benefitted if such goal were exceeded, and that management should be compensated for the benefits derived by the Company’s stockholders.

      The Company’s 2002 FFO per diluted share of Common Stock was $4.64 after taking account of bonus accruals and the amortization of restricted shares. After consideration, the Compensation Committee believed that each of the Company’s executive officers should be paid the Level 1 Bonus, the Level 2 Bonus and 85.7% of the Level 3 Bonus. As a result, Messrs. Speed, Rogers, Loeb, Fowler, Ingram and Mattingly received bonuses with respect to 2002 set forth in the Summary Compensation Table.

DANIEL P. FRIEDMAN
MATTHEW W. KAPLAN
MICHAEL J. LIPSEY, CHAIR

      This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

      Performance Comparison. Set forth below is a line graph comparing the percentage change in the cumulative return to stockholders on shares of Common Stock over the five years ending December 31, 2002 against the cumulative return of the Standard & Poor’s 500 (“S&P 500”), the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts (“NAREIT Equity”), and the Office REIT Index prepared by the National Association of Real Estate Investment Trusts (“NAREIT Office”).

	1997	1998	1999	2000	2001	2002

Company	100.00	95.93	93.71	103.55	124.83	141.70

S&P 500	100.00	128.58	155.63	141.46	124.65	97.10

NAREIT Equity	100.00	82.50	78.69	99.43	113.29	117.61

NAREIT Office	100.00	82.65	86.16	116.72	124.48	116.65

      Directors’ Fees. Under the Company’s compensation arrangement with directors (other than Mr. Speed and Mr. Rogers who are salaried officers), directors receive an annual stock award of 300 shares of Common Stock (valued at approximately $36.12 on the date of the 2002 award) on the date of the annual meeting of stockholders as an annual retainer fee plus $1,000 and reimbursement of expenses for each meeting of the Board of Directors attended. Members of the audit committee receive $1,500 and reimbursement of expenses for each meeting attended effective January 1, 2003, and members of all other committees receive $750 and reimbursement of expenses for each meeting of a committee established by the Board of Directors attended.

      Directors Plans. In 2002, the stockholders of the Company approved the 2001 Directors Plan which replaced the 1991 Directors Plan. The 2001 Directors Plan authorizes the issuance of 300,000 shares of Common Stock pursuant to options granted under the plan to directors of the Company who are not employees of the Company. Under the 1991 Directors Plan, each non-employee director of the Company on September 13, 1991 was automatically granted an option to purchase 7,500 shares of Common Stock. Under the 2001 Directors Plan, each person who first becomes a non-employee director after May 15, 2001 will automatically be granted an option to purchase 7,500 shares of Common Stock on the date the person becomes a non-employee director, if such shares of Common Stock are available. Each non-employee director will also be granted an option to purchase an additional 3,000 shares of Common Stock on the date of any annual meeting at which such non-employee director is re-elected to the Board. The option exercise price is the closing price of a share of Common Stock if the shares of Common Stock are listed on an exchange or the average between the bid and the asked price for that date if the shares of Common Stock are traded over-the-counter (or, if no shares of Common Stock were publicly traded on that date, the next preceding date that such shares of Common Stock were so traded). Such options are exercisable in full on the date of grant and expire ten years after the date of grant or, if earlier, six months after the termination of the optionee’s service as a non-employee director, unless such service is terminated by reason of death, in which case the optionee’s legal representative shall have one year in which to exercise the option.

      Two directors exercised options under the 1991 Directors Plan during 2002. On September 18, 2002, Mr. Friou exercised options to purchase 3,000 shares of Common Stock at an exercise price of $31.125. On March 11, 2002, Mr. Lynch exercised an option to purchase 2,133 shares of Common Stock at an exercise price of $8.00 and on March 13, 2002 he exercised an option to purchase 1,617 shares of Common Stock at an exercise price of $8.00. On May 9, 2002 Messrs. Friou, Garcia, Kaplan, Lipsey and Lynch were granted options to purchase 3,000 shares of Common Stock at an exercise price of $34.00 per share. Mr. Friedman was granted options to purchase 7,500 shares of Common Stock at an exercise price of $33.95 per share effective as of November 1, 2002.

Certain Transactions and Relationships

      Cost Sharing Arrangement with EastGroup Properties, Inc. Currently, EastGroup Properties, Inc. and the Company equally share the services and expenses of the Chairman of the Board of Directors. These services and expenses include rent for office and storage space, administrative costs, insurance benefits, entertainment and travel expenses, and the salary and benefits associated with the Chairman’s administrative assistant. For the year ended December 31, 2002, Parkway’s share for these services and expenses was approximately $48,000. Mr. Speed’s base compensation is determined by our Compensation Committee which considers the amount of time Mr. Speed has spent on Parkway business in the past and estimates the amount of time Mr. Speed will spend on Parkway matters in the future. See “Executive Compensation — Compensation Committee Report.”

      Change in Control Agreement. The Company has entered into a Change in Control Agreement (the “Change in Control Agreement”) with each of the Company’s executive officers (the “Executives”). The Change in Control Agreement provides that if an Executive’s employment is terminated or the Executive leaves the Company’s employment for certain reasons during a defined period (30 months in the case of Leland R. Speed, Steven G. Rogers and Marshall A. Loeb and 20 months in the case of James M. Ingram, David R. Fowler and G. Mitchel Mattingly) after a Change in Control (as hereinafter defined), the Company will pay a lump sum benefit to the Executive equal to a multiple of (2.5 times in the case of Messrs. Speed, Rogers and Loeb and 1.667 times in the case of Messrs. Fowler, Ingram and Mattingly) the average of the Executive’s salary and accrued bonus for the three calendar year period ending on the December 31 prior to the Change in Control. The Change in Control Agreement also gives the Executive the ability to leave the employment of the Company at any time during the six month period after the Change in Control in which case the Executive will receive the lump-sum payment of one-half of the amount set forth above. Change in Control is defined in such agreement as (i) any change in control of a nature that would be required to be represented under the Exchange Act proxy rules; (ii) any person acquiring beneficial ownership of securities representing 30 percent or more of the combined voting power of the Company’s outstanding securities; (iii) certain changes in the Company’s Board of Directors; (iv) certain mergers; or (v) the approval of a plan of liquidation by the Company.

Proposal 2 — 2003 Equity Incentive Plan

Summary of the 2003 Equity Incentive Plan

      The Board of Directors adopted the Parkway Properties, Inc. 2003 Equity Incentive Plan, upon recommendation of the Compensation Committee and subject to approval by the stockholders. If approved by the stockholders, the 2003 Equity Incentive Plan will be effective as of January 1, 2003.

      If approved by the stockholders, the 2003 Equity Incentive Plan will replace the Company’s 1994 Stock Option Plan, under which 51,199 shares of Common Stock remained available for grant as of December 31, 2002. If the stockholders approve the 2003 Equity Incentive Plan, no grants will be made with respect to any of these shares, nor with respect to any shares that may later become available under the 1994 Stock Option Plan for any reason such as forfeiture or expiration of unexercised options.

      A summary of the 2003 Equity Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the plan, which is attached as Appendix B.

      The 2003 Equity Incentive Plan authorizes the grant of restricted shares of Common Stock and the grant of deferred share units payable in Common Stock to employees of the Company, Parkway Properties LP (the “Operating Partnership”), and Parkway Realty. The plan also authorizes the grant of options to purchase shares of Common Stock to employees of the Company and the grant of options to the Operating Partnership and Parkway Realty in connection with their grant of options to their own employees under the Parkway Properties LP and Parkway Realty Services, LLC 1998 Stock Option Plan (the “Operating Partnership Plan”).

      The 2003 Equity Incentive Plan authorizes the issuance of 200,000 shares of Common Stock pursuant to grants made under the plan. On each July 1 beginning with July 1, 2004, the number of shares available under the plan will increase automatically by 0.25 percent of the number of shares of Common Stock outstanding on that date, provided that the total of the number of shares available for grant under this plan and the 2001 Directors Plan plus the number of shares subject to outstanding grants shall not exceed 11.5 percent of the sum of: the number of shares of Common Stock outstanding (less the number of restricted shares issued and outstanding) plus the number of shares of Common Stock issuable on the conversion of outstanding convertible debt or equity securities or the exercise of outstanding warrants or other rights to purchase Common Shares. The outstanding grants taken into account under the 11.5 percent limit are: outstanding options issued to employees or directors under any plan of the Company (including the 1994 Stock Option Plan) and restricted shares and deferred share units that remain subject to forfeiture. The 2003 Equity Incentive Plan provides that when an option expires or terminates unexercised, the shares subject to the option are again available under the plan, as are forfeited restricted shares and shares subject to deferred share units, and shares tendered in payment of the option exercise price or retained by the Company in satisfaction of its tax withholding obligations.

      The 2003 Equity Incentive Plan is administered by a committee of the Board of Directors (the “Plan Committee”) composed of not less than two non-employee directors.

      Under the 2003 Equity Incentive Plan, the Plan Committee may select employees of the Company, the Operating Partnership, and Realty Services to whom deferred share units will be granted and determine the number of deferred share units to be granted. A deferred share unit will entitle the employee to a share of Common Stock upon satisfaction of conditions specified by the Plan Committee. A deferred share unit does not carry with it any right to vote or to dividends. The Plan Committee may, however, provide for the grant of dividend equivalents with respect to deferred share units. Deferred share units will be forfeitable and not assignable or transferable until the satisfaction of one or more, or alternative, conditions prescribed by the Plan Committee. The conditions may relate to the Company’s performance, the continuation of the employment of the employee, or other matters. An employee will forfeit deferred share units and any dividend equivalents attributable to them upon termination of employment while the units remain forfeitable, unless the Plan Committee provides otherwise in the case of death or disability. Payment of a deferred share unit shall be made in the form of Common Stock: one share of Common Stock for each deferred share unit payable and shall be made at a time provided by the Plan Committee, which may but need not allow the employee to elect to defer the time of payment.

      Under the 2003 Equity Incentive Plan, the Plan Committee may select employees of the Company to whom restricted shares will be granted and determine the number of restricted shares to be granted. Restricted shares will be forfeitable and not assignable or transferable until the satisfaction of one or more, or alternative, conditions prescribed by the Plan Committee. The conditions may relate to the Company’s performance, the continuation of the employment of the employee, or other matters. Unless the Plan Committee provides otherwise, the employee will be entitled to receive dividends on and vote restricted shares during the period the restricted shares are forfeitable. An employee will forfeit restricted shares upon termination of employment while the shares remain forfeitable, unless the Plan Committee provides otherwise in the case of death or disability. The Plan Committee may allow an employee to surrender restricted shares under the 2003 Equity Incentive Plan and, if the employee does so, the Company will cancel any share certificate registered in the employee’s name and grant to the employee one deferred share unit for each restricted share surrendered. A deferred share unit granted upon the surrender of a restricted share and any dividend equivalents attributable to it will be subject to the same forfeiture conditions as the restricted share in exchange for which the deferred share unit was granted. The Company will, at the same time as the cancellation of surrendered restricted shares, issue an equal number of shares of Common Stock to the trustee of a grantor trust established by the Company in connection with the 2003 Equity Incentive Plan. Deferred share units are treated in the same way as restricted shares for purposes of determining the number of shares available under the 2003 Equity Incentive Plan.

      On January 2, 2003, the Plan Committee granted restricted shares to certain key employees of the Company, subject to stockholder ratification of the 2003 Equity Incentive Plan. Mr. Rogers was granted 25,000 shares, Mr. Loeb was granted 15,000 shares, Ms. Clark and Messrs. Fowler, Ingram and Mattingly were each granted 10,000 shares, and Ms. Shows and Mr. Maloney were each granted 7,000 shares. Under these grants of restricted shares, employees’ rights to the restricted shares are conditioned on the Company’s achievement of specified performance goals set forth in the Company’s strategic operating plan known as the Value2 (Value-Square) Plan, or alternatively, on the employee’s continued employment. The Value2 Plan covers the years 2003 through 2005 and has as its goal the achievement of average annual FFO growth for the years 2003, 2004, and 2005 that is at least 10 percent higher than the Company’s NAREIT Office Index peer group’s (weighed by equity market capitalization). The restricted shares of an employee who remains in the employ of the Company through December 31, 2005, may become vested in 2006 under the Value2 Plan as follows:

If the Company’s average growth		then the
rate in FFO for 2003, 2004, and	and the Company has	employee’s
2005 is higher than the peer	positive growth in	vested percentage
group’s average growth rate by:	FFO for 2003-2005:	will be:

at least 10%	in excess of zero	50%
at least 15%	in excess of 2%	75%
at least 20%	in excess of 4%	100%

If an employee remains employed on January 2, 2010, the employee’s interest in all restricted shares will become vested, to the extent they are not already vested. If an employee’s employment terminates before January 2, 2010, by reason of death or disability, the employee’s interest in any forfeitable restricted shares will become vested according to a graded schedule based on years elapsed after the date of grant. Dividends on the restricted shares will be retained by the Company, to be paid only when the related shares become vested.

      The Plan Committee selects the employees of the Company to whom options are granted under the 2003 Equity Incentive Plan and determines the number of shares that may be issued under options, the terms, conditions, and periods of exercisability of such options, and whether such options shall be incentive stock options (“ISOs”) under section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”) or options that are not ISOs. The exercise price per share of Common Stock for an option granted under the 2003 Equity Incentive Plan will not be less than the fair market value of a share on the date of grant. Options are exercisable no earlier than twelve months after the date of grant and expire no later than ten years after the date of grant.

      Upon an employee’s termination of employment before retirement, disability, or death, options exercisable at the date of termination remain exercisable for three months and all other options expire at the date of termination. Upon an employee’s termination of employment by reason of retirement (as defined in the 2003 Equity Incentive Plan), options exercisable at retirement remain exercisable for a year and all other options expire at retirement, except that the Plan Committee may accelerate the exercisability of any option in whole or part upon the employee’s retirement. In the event of the disability (as defined in the 2003 Equity Incentive Plan) or death of an active employee, the employee or the employee’s legal representative, as the case may be, may exercise the option in full within one year following disability or death. Options are nontransferable except by will or by the laws of descent and distribution. No options may be granted under the 2003 Equity Incentive Plan after December 31, 2012.

      The Operating Partnership Plan is similar to the 2003 Equity Incentive Plan and authorizes the Operating Partnership and Realty Services to grant to their own employees options to purchase shares of Common Stock of the Company. When the Operating Partnership or Realty Services grants an option under the Operating Partnership Plan, Plan Committee determines whether the Company will grant an option under the 2003 Equity Incentive Plan to the Operating Partnership or Realty Services, which option would allow the Operating Partnership or Realty Services to acquire shares of Common Stock to be delivered to its own employee upon the employee’s exercise of the option granted under the Operating Partnership Plan.

      Outstanding option, restricted share, and deferred share unit grants are subject to adjustment in the event of a subdivision or consolidation of shares of Common Stock, a share dividend, a recapitalization, or other change in the Company’s capital structure. Under the 2003 Equity Incentive Plan, if the Company is merged or consolidated with another corporation, the Plan Committee is authorized to adjust outstanding option and restricted share grants to give effect to the merger or consolidation on an equitable basis. Upon a change in control of the Company (as defined in the plan), all options will become immediately exercisable and all restricted shares and deferred share units will become nonforfeitable, provided, however, that if an employee does not have an individual change in control agreement with the Company, and if the acceleration of exercisability or nonforfeitability would result in a less favorable after-tax position for an employee (taking into account income taxes and golden parachute excise taxes) than would no or limited acceleration or nonforfeitability, then acceleration or nonforfeitability will be limited to the extent required to achieve an optimum after-tax position for the employee.

      The 2003 Equity Incentive Plan is subject to amendment by the Board of Directors, except that, without stockholder approval, the Board of Directors cannot increase the number of shares of Common Stock available under the plan, decrease the minimum option purchase price per share, materially increase the benefits accruing to employees, extend the term of the plan, change the classes of employees to whom options may be granted, provide for administration other than by the Plan Committee, or materially increase the cost of the plan to the Company. An option may not be amended to reduce the exercise price, nor be cancelled and replaced with a option with a lower exercise price.

      The Company believes that under present law the federal income tax consequences of options granted to employees of the Company under the 2003 Equity Incentive Plan will generally be the following: The grant of an option will have no tax consequences for the employee or the Company. Upon the exercise of an option that is not an ISO, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares on the exercise date over the exercise price, and the Company will be entitled to a deduction in the same amount. Upon the exercise of an ISO, the employee will not recognize any ordinary income, nor will the Company be entitled to a deduction. However, the alternative minimum tax may apply, because the excess of the fair market value of ISO shares on the date of exercise over the exercise price is an adjustment to the employee’s alternative minimum taxable income. If there is no disposition of ISO shares before the later of two years from the date of grant and one year from the date of exercise, then the employee will realize a capital gain or loss upon a sale of the ISO shares. If the ISO shares are sold before the later of two years from the date of grant and one year from the date of exercise, the amount of gain realized on the sale or, if less, the excess of the fair market value on the exercise date over the exercise price, will be ordinary income for the employee and deductible by the Company; any balance of the gain or loss recognized by the employee on the sale will be a capital gain or loss.

      The Company may not deduct compensation of more than $1,000,000 that is paid in one taxable year to an individual who is, on the last day of the year, the chief executive officer or one of its four other highest paid officers. The deduction limit, however, does not apply to certain types of performance-based compensation. The Company believes that compensation attributable to options granted under the 2003 Equity Incentive Plan will be treated as qualified performance-based compensation and thus will not be subject to the deduction limit. Compensation attributable to the grant or vesting or payment of restricted shares or deferred share units will not be treated as qualified performance-based compensation and will be subject to the deduction limit.

Equity Compensation Plans

      The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Number of securities
	Number of securities		remaining available for
	to be issued upon	Weighted-average	future issuance under
	exercise of outstanding	exercise price of	equity compensation plans
	options, warrants and	outstanding options,	(excluding securities
	rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	997,197	$29.68	343,949
Equity compensation plans not approved by security holders	—	—	—

Total	997,197	$29.68	343,949

Proposal 3 — Other Matters

      So far as management of the Company is aware, no matters other than those outlined in this Proxy Statement will be presented to the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares of Common Stock to which the proxy relates in accordance with their best judgment.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to act as auditors for the fiscal year ending December 31, 2003. Ernst & Young LLP has audited the accounts of the Company since 1986. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

      During the fiscal year ending December 31, 2002, Ernst & Young LLP provided various audit and non-audit services to the Company as follows:

      Audit Fees. The aggregate fees billed to the Company by Ernst & Young LLP during the fiscal year 2002 for review of the Company’s annual financial statements and those financial statements in the Company’s quarterly reports on Form 10-Q totaled $110,000.

      Financial Information Systems Design and Implementation Fees. Our independent auditors did not render information technology services to us during the fiscal year ending December 31, 2002.

      All Other Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered to us during fiscal year 2002, other than the audit services referred to above, were $104,000, of which $75,000 were for audit related services and $29,000 were for tax preparation and tax consulting services.

      The Audit Committee of the Board has considered whether provision of the services described above is compatible with maintaining the independent accountants’ independence and has determined that those services have not adversely affected Ernst & Young LLP’s independence.

STOCKHOLDER PROPOSALS

Proposals in the Company’s Proxy Statement

      Stockholder proposals submitted for inclusion as a stockholder proposal in the Company’s proxy materials for the 2004 Annual Meeting of Stockholders must be received at the Company’s offices no later than December 5, 2003.

Proposals to be Introduced at the Meeting but not Intended to be Included in the
Company’s Proxy Material

      For any stockholder proposal to be presented in connection with the 2004 Annual Meeting of Stockholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a stockholder must give timely written notice thereof in writing to the Secretary of the Company in compliance with the advance notice and eligibility requirements contained in the Company’s Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the stockholder making the nomination or proposal.

      In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

      Based upon a meeting date of May 8, 2004 for the 2004 Annual Meeting of Stockholders, a qualified stockholder intending to introduce a proposal or nominate a director at the 2004 Annual Meeting of Stockholders should give written notice to the Company’s Secretary not later than March 9, 2004 and not earlier than February 7, 2004.

      The advance notice provisions in the Company’s Bylaws also provide that in the case of a special meeting of stockholders called for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position if the stockholder’s notice is delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to the special meeting and not later than the close of business on the later of the 60th day prior to the special meeting or the

10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

      The specific requirements of these advance notice and eligibility provisions are set forth in Article II, Section 11 of the Company’s Bylaws, a copy of which is available upon request. Such requests and any stockholder proposals should be sent to the Secretary of the Company at One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, Mississippi 39201.

BY ORDER OF THE BOARD OF DIRECTORS

MARSHALL A. LOEB
Senior Vice President, Chief Financial Officer
and Secretary

Jackson, Mississippi

Appendix A

PARKWAY PROPERTIES, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

(Adopted February 6, 2003 and Ratified February 13, 2003)

I. Purpose

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Corporation’s internal audit function and independent accountants. The Committee will review: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance and accounting that management and the Board has established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels.

II. Composition

      The Audit Committee shall be comprised of three or more directors as determined by the Board. The members shall be nominated by the Corporate Governance and Nominating Committee and appointed annually to one-year terms by the Board. Each member shall have a working familiarity with basic finance and accounting practices, including at least one member with accounting or related financial management expertise. Additionally, one member shall be a “financial expert” as such term is defined in rules promulgated by the SEC. Each member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her individual exercise of independent judgment. Applicable laws and regulations as well as the guidelines set forth by the New York Stock Exchange shall be followed in evaluating a member’s independence.

      If any Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous services will not impair the ability of such member to effectively serve on the Corporation’s Audit Committee.

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. Meetings

      The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least quarterly with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee, management or the independent accountants believe should be discussed privately.

IV. Education

      The Corporation is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Committee. The Corporation shall assist the Committee in maintaining appropriate financial literacy.

V. Responsibilities and Duties

      The Committee shall have the following duties and responsibilities:

GENERAL RESPONSIBILITIES:

•	To report Committee actions to the full Board of Directors and make appropriate recommendations.

•	To inquire as to the independence of the independent public accountant. As part of this responsibility, the Committee will ensure that the independent accountants submit to the Committee, at least annually, a formal written statement delineating all relationships between such accountants and the Corporation. The Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants’ report to satisfy itself of the independent accountants’ independence.

•	To conduct or authorize investigations into matters within the Committee’s scope of responsibility. The Committee is authorized, with or without Board approval, to retain independent counsel, accountants or other advisors as may be necessary or appropriate to assist the Committee in fulfilling its duties.

•	To review and approve, specifically and in advance, any non-audit services proposed to be provided to the Corporation by its independent accountants, and ensure that such services do not interfere with the independence of such auditors, and do not give rise to an appearance of impropriety.

•	To consider policies and procedures for audit partner rotation on a five-year cycle, and if required or appropriate, audit firm rotation.

•	To establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting, auditing or internal control issues.

•	To meet separately and periodically, with management, with internal auditors and with independent accountants.

•	To review and establish hiring policies regulating the hiring by the Corporation of employees or former employees of the Corporation’s independent accountants.

•	To establish and recommend Board approval performance standards for Committee members, and the procedures and timing of an annual performance evaluation.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND REVIEWING INTERNAL AUDIT FUNCTION:

•	To select and evaluate the independent accountants for the annual audit and quarterly reviews, and to approve any replacement of the independent accountants if circumstances warrant such action. The Committee’s actions in these areas of responsibility may be subject to ratification by the Corporation’s shareholders. The Audit Committee also will review and approve fees paid to the independent accountants.

•	To confirm and assure the objectivity of the internal audit function and the independence of the independent accountants, including a review of management consulting services provided by the independent accountants.

RESPONSIBILITIES REGARDING THE ANNUAL EXTERNAL AUDIT, INTERNAL AUDITS AND QUARTERLY AND ANNUAL FINANCIAL STATEMENTS:

•	At least annually, the Audit Committee will obtain and review a report by the independent accountants describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent accountants and the Corporation.

•	The Audit Committee will strive to insure that the independent accountants provide the Committee with a timely notification and analysis of significant financial reporting issues.

•	The Audit Committee will have discussions with management and the independent accountants regarding the annual reports filed with the SEC (Form 10-K) and other published documents containing the Corporation’s financial statements and will consider and recommend to the board whether the financial statements be included in the corporation’s annual report on Form 10-K.

•	The Audit Committee will have discussions with management and the independent accountants regarding each quarterly financial report (Form 10-Q) before those interim reports are released to the public or filed with the SEC or other regulators.

THE AUDIT COMMITTEE WILL DISCUSS THE FOLLOWING WITH THE INDEPENDENT ACCOUNTANTS AND THE INTERNAL AUDITORS:

•	The planned arrangements and scope of the annual audit.

•	The adequacy of the Corporation’s internal controls, including computerized information systems controls and security.

•	Any significant findings and recommendations made by the independent accountants or internal auditors together with management’s response.

•	The need for the internal auditor and the independent accountants to assess their responsibility for detecting accounting and financial reporting errors, fraud, and defalcations, illegal acts and noncompliance with the Corporation’s Code of Business Conduct and Ethics and regulating requirements.

•	The need for changes or improvements, including improvements in efficiency, in financial or accounting practices or controls.

THE AUDIT COMMITTEE WILL DISCUSS WITH MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS:

•	The Corporation’s annual financial statements and related notes and quarterly financial statements, including all of the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	The independent accountant’s audit of and report on the financial statements.

•	The independent accountants’ qualitative judgment about the quality, not just the acceptability, of the accounting principles and financial disclosures.

•	The matters required to be discussed by Statement on Auditing Standards No. 61, as it may be amended, including but not limited to:

•	Methods used to account for significant unusual transactions.

•	Effect of significant accounting policies in controversial or emerging areas.

•	Process and basis for sensitive accounting estimates.

•	Disagreements between independent accountants and management over accounting or disclosure matters.

•	Any serious difficulties or disputes with management encountered during the course of the audit. The Committee is directly responsible for the resolution of disagreements between management and the Corporation’s independent accountants regarding financial reporting.

•	The Corporation’s significant risks and exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies or guidelines, if any.

THE AUDIT COMMITTEE WILL CONSIDER AND DISCUSS WITH MANAGEMENT AND THE INTERNAL AUDITORS:

•	Any significant findings during the year and management’s response to them.

•	The budget and staffing for internal auditing.

•	Activities, organizational structure, and qualifications of the internal auditors.

PERIODIC RESPONSIBILITIES:

•	Review and reassess the Committee’s charter and responsibilities at least annually.

•	Meet with internal auditors, the independent accountants, and management in separate executive sessions to discuss matters that should be discussed privately with the Committee.

•	Review the Committee’s methodology and functions at least annually; evaluate its performance and institute appropriate changes to improve performance or reflect changes in the business environment.

•	Prepare an annual Committee Report or other proxy statement disclosure about the Committee in accordance with regulations of the Securities and Exchange Commission and other applicable law.

•	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.

•	Review and update periodically the Corporation’s policies and procedures that pertain to the Corporation’s financial reporting process, system of internal control, and compliance and ensure that management has established a system to enforce these policies.

•	Discuss with management the Corporation’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

LIMITATION OF AUDIT COMMITTEE’S ROLE:

•	Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants.

Appendix B

PARKWAY PROPERTIES, INC.

2003 EQUITY INCENTIVE PLAN

      1. Introduction.

      Parkway Properties, Inc. (the “Company”) establishes the Parkway Properties, Inc. 2003 Equity Incentive Plan (the “Plan”), effective January 1, 2003.

      2. Purposes.

      The purposes of this Plan are to provide strong incentive for management Employees to exert their best efforts on behalf of the Company, and to further identify and align the interests of Employees of certain Subsidiaries with those of the Company’s shareholders. Towards these objectives, the Plan provides for the grant of Options, Incentive Restricted Shares, and Deferred Incentive Share Units to Employees and for the grant of Options to certain Subsidiaries on the basis of Underlying Options issued by the Subsidiaries to their Employees.

      3. Definitions.

      As used in this Plan:

      (a) “Board of Directors” or “Board” shall mean the Board of Directors of the Company.

      (b) “Committee” shall mean a committee of the Board of Directors of the Company, which committee shall be composed of those members of the Compensation Committee of the Board of Directors who are non-employee directors within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (“non-employee directors”), provided that, should there be fewer than two members of the Compensation Committee who are non-employee directors, the Committee shall be composed of two or more members of the Board of Directors who are non-employee directors, including anyone who is a member of the Compensation Committee.

      (c) “Common Shares” shall mean the shares of common stock, $0.001 par value, of the Company.

      (d) “Deferred Incentive Share Unit” or “ Unit” shall mean a bookkeeping entry used by the Company to record and account for the grant of an award that is the economic equivalent of a Common Share, until the award is paid or forfeited.

      (e) “Employee” shall mean an employee of the Company or a Subsidiary.

      (f) “Fair Market Value” of a Common Share shall mean, on any date, (i) if the Common Shares are traded in the over-the-counter market, the mean between the closing bid and asked prices of the Common Shares or the price of Common Shares quoted on that date, or, if no prices are so quoted on that date, on the next preceding date on which such prices are so quoted, or, (ii) if the Common Shares are traded on a national securities exchange, the closing price of the Common Shares as reported on such exchange or under any composite transaction report of such exchange on that date, or, if no prices are so reported on that date, on the next preceding date on which such prices are so reported.

      (g) “Incentive Restricted Share” shall mean a Common Share granted to an Employee pursuant to an Incentive Restricted Share agreement and subject to the terms and conditions determined by the Committee.

      (h) “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

      (i) “Option” shall mean an option granted pursuant to the Plan to purchase a Common Share and may refer to an incentive stock option as defined in section 422 of the Internal Revenue Code, or a non-qualified stock option (that is, an option that is not an incentive stock option), or an option granted to a Subsidiary pursuant to Section 9.

      (j) “Permanent Disability” shall mean a medically determinable physical or mental impairment that may be expected to result in death or to last at least a year and that renders an Employee incapable of performing that Employee’s duties with the Company. A determination of disability shall be made by the Committee in a uniform, nondiscriminatory manner on the basis of medical evidence.

      (k) “Restricted Period” shall mean the period described in Section 12(a)(1) or Section 14(a)(1).

      (l) “Retirement” shall mean the termination of employment with the Company and its Subsidiaries after the attainment of age 65 or after the attainment of age 55 and the completion of 6 years of service with the Company or its Subsidiaries.

      (m) “Subsidiary” shall mean any present or future subsidiary corporation of the Company as defined in section 424(f) of the Internal Revenue Code. “Subsidiary” shall also mean Parkway Properties LP and Parkway Realty Services, LLC.

      (n) “Underlying Option” shall mean an option to purchase Common Shares granted by a Subsidiary, which option is the basis for the Subsidiary’s application to the Company for the grant of an Option pursuant to Section 9(c) of this Plan.

      4. Administration.

      The Committee shall administer the Plan. The Committee shall have all the powers vested in it by the terms of the Plan. The Committee shall have full authority to interpret the Plan and the Option, Incentive Restricted Share, and Deferred Incentive Share Unit agreements under the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make any determinations it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Incentive Restricted Share or Deferred Incentive Share Unit agreement in the manner and to the extent the Committee deems desirable. Any decision of the Committee in the administration of the Plan shall be in its sole discretion and conclusive. The Committee may act only by a majority of its members in office, except that the members of the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

      5. Common Shares Available.

      On January 1, 2003, there are 200,000 Common Shares available for grant under the Plan. On July 1 of each year, beginning with July 1, 2004, the number of Common Shares available for grant shall be automatically increased by 0.25 percent of the number of Common Shares outstanding on that date, provided, however, that the total number of Common Shares remaining available for grant under the Plan or otherwise available for grant or covered by outstanding grants as described in clauses (i) through (iv) below shall not exceed 11.5 percent of the sum of the number of Common Shares outstanding (excluding Common Shares issued under Incentive Restricted Share grants with respect to which the Restricted Period has not expired), plus the number of Common Shares issuable on the conversion of outstanding convertible debt or equity securities or the exercise of outstanding warrants or other rights to purchase Common Shares. The available Common Shares and outstanding grants taken into account for the purposes of the 11.5 percent limit described in the preceding sentence are: (i) Common Shares remaining available for grant under this Plan or the Company’s 2001 Directors Stock Option Plan, (ii) outstanding options to purchase Common Shares granted to Employees or directors under this or any other plan of the Company or its Subsidiaries; (iii) Incentive Restricted Shares with respect to which the Restricted Period has not expired; and (iv) Deferred Incentive Share Units with respect to which the Restricted Period has not yet expired.

      The aggregate Common Shares made subject to Options that are incentive stock options under the Plan shall not exceed 100,000 of the number of Common Shares determined under the preceding sentence. The aggregate number of Common Shares that may be purchased pursuant to Option shall not exceed the available number of Common Shares. Upon the expiration, termination, or forfeiture in whole or part of any unexercised Option, any Incentive Restricted Shares, or any Deferred Incentive Share Units, the Common Shares subject to such Option or forfeited grant shall again be available for grant under the Plan. Further, any Common Shares tendered (by surrender or attestation) in payment of the purchase price under an Option or of the Company’s tax withholding obligation, and any Common Shares retained by the Company to satisfy its tax withholding obligation, shall again be available for grant under the Plan. No Employee shall be granted Options under the Plan that, combined with all other Options and Underlying Options granted to that Employee under this Plan, will entitle that Employee to purchase more than 100,000 Common Shares minus the number of Incentive Restricted Shares and Deferred Incentive Share Units granted to such Employee under this Plan.

      6. Grant of Options to Employees.

      (a) The Company may from time to time grant Options to Employees to purchase Common Shares under the Plan.

      (b) The Committee shall determine and designate the Employees to whom Options are to be granted and shall determine when Options are to be granted and the number of Common Shares to be subject to each Option.

      7. Terms of Options Granted to Employees.

      Each Option granted to an Employee pursuant to Section 6 of the Plan shall be evidenced by an agreement signed by the Employee to whom the Option is granted and by an executive officer of the Company. The Option agreement shall set forth such terms and conditions as the Committee shall determine and as are consistent with the provisions of the Plan, including the following:

      (a) The Committee shall determine the purchase price of each Common Share subject to an Option, which price shall not be less than the Fair Market Value of a Common Share on the date the Option is granted.

      (b) An Option may be exercised in whole or in part from time to time during such period as the Option shall specify, provided that no Option shall be exercisable within one year after, or more than ten years after, the date of the grant of the Option.

      (c) The purchase price of the Common Shares with respect to which an Option is exercised shall be payable in full on the date the Option is exercised, in cash or, to the extent authorized by the Committee at the time the Option is granted, in Common Shares (by surrender or attestation to ownership) or in a combination of cash and Common Shares. The value of a Common Share used in payment of the purchase price shall be its

Fair Market Value on the date the Option is exercised. The Committee may allow for payment through cashless exercise, subject to applicable law and regulation and any conditions the Committee may impose, and may establish other methods for payment of the purchase price, subject to applicable law and regulation.

      (d) An Option shall not be assignable or transferable by the Employee to whom granted except by will or the laws of descent and distribution and shall be exercisable, during the Employee’s lifetime, only by the Employee.

      (e) Unless the Committee shall specify otherwise, the right of an Option holder to exercise an Option to purchase the number of Common Shares to which the Option initially related shall accrue on a cumulative basis as follows:

(i) Two years after the Option is granted: 1/3

(ii) Three years after the Option is granted: 1/3

(iii) Four years after the option is granted: 1/3

      (f) Each agreement relating to an Option granted to an Employee shall state whether any part of the Option is intended to be an incentive stock option.

      (g) Upon the termination of an Option holder’s employment with the Company and its Subsidiaries, whether by death or otherwise, no Common Shares may thereafter be purchased pursuant to the Option and the Option shall expire, except as follows:

(i) If the Option holder’s employment is terminated by reason of Permanent Disability or death, the Option holder’s right to exercise the Option in full shall automatically be accelerated as of the date preceding the Option holder’s Permanent Disability or death. The Option holder or, in the case of the Option holder’s death while in the employ of the Company or a Subsidiary, the Option holder’s estate or the person to whom the Option holder’s rights under the Option are transferred by will or the law of descent and distribution may, within twelve months of the date of the Option holder’s Permanent Disability or death, purchase all the of Common Shares remaining subject to the Option.

(ii) If an Option holder’s employment is terminated by reason of Retirement, the Option holder may, within twelve months of the date of his or her Retirement, purchase any Common Shares the Option holder was entitled to purchase under the Option on the date of his or her Retirement. The Committee may, in its discretion, determine to accelerate, in whole or in part, the right of an Option holder to exercise the Option upon Retirement, in which case the number of Common Shares with respect to which the Option holder may exercise the Option shall be adjusted accordingly.

(iii) If an Option holder’s employment is terminated for any reason other than Retirement, Permanent Disability, or death, the Option holder may, within three months of the termination of his or her employment, purchase any Common Shares the Option holder was entitled to purchase under the Option on the date of the termination of his or her employment.

(iv) If the Option holder dies within the twelve month period following his or her Retirement or Permanent Disability or within the three month period following the termination of his or her employment for any other reason, the Option holder’s estate or the person to whom the Option holder’s rights are transferred by will or under the law of descent and distribution may, within one year of the Option holder’s death, purchase any Common Shares the Option holder was entitled to purchase under the Option on the date of his or her death.

      Nothing in this Section 7(g) shall authorize the exercise of an Option after the expiration of the exercise period provided in the Option, nor later than ten years after the date of the grant of the Option.

      8. Additional Terms of Incentive Stock Options.

      Each incentive stock option granted under the Plan shall be subject to the following terms and conditions in addition to the terms and conditions described in Section 7 above:

      (a) The purchase price of each Common Share subject to an incentive stock option granted to an Employee who, at the time the Option is granted, owns (directly and within the meaning of section 424(d) of the Code) Common Shares possessing more than 10 percent of the combined voting power of all classes of Common Shares of the Company shall not be less than 110 percent of the Fair Market Value of a Common Share on the date the Option is granted, and the Option shall not be exercisable more than five years after the date of grant.

      (b) To the extent the aggregate Fair Market Value (determined as of the date an Option is granted) of the Common Shares for which any Employee is granted Options designated incentive stock options first exercisable in any calendar year (under this Plan and under all plans of the Company and its Subsidiaries) exceeds $100,000, the Option shall be treated as an Option that is not an incentive stock option.

      (c) If an Option holder disposes of Common Shares acquired pursuant to the exercise of an incentive stock option in a disqualifying disposition within the time periods identified in section 422(a)(1) of the Code, the Option holder shall notify the Company of such disposition and provide the Company with information as to the date of disposition, sales price, number of Common Shares involved, and any other information about the disposition that the Company may reasonably request.

      9. Grant of Options to Certain Subsidiaries.

      (a) The Company may from time to time under circumstances described in Section 9(c) grant Options to the Subsidiaries identified in Section 9(b) to purchase Common Shares under the Plan.

      (b) The Subsidiaries to which the Company may grant Options pursuant this Plan are Parkway Properties LP (the “Operating Partnership”) and Parkway Realty Services, LLC (“Realty Services”).

      (c) The Operating Partnership adopted a plan under which it and Realty Services or either of them may grant to their employees options to purchase Common Shares (“Underlying Options”). Upon the grant of such an option, the Operating Partnership or Realty Services may apply to the Company for a grant to the Operating Partnership or Realty Services of an Option to purchase a number of Common Shares that is the same as the number of Common Shares for which the Underlying Option was granted. The Committee shall determine whether the Company shall grant such an Option to the Operating Partnership or Realty Services.

      10. Terms of Options Granted to a Subsidiary.

      Each Option granted to a Subsidiary pursuant to Section 9 of the Plan shall be evidenced by a notice to the Subsidiary executed on behalf of the Company, in such form as the Committee shall determine and upon terms and conditions that reflect those of the Underlying Option, provided the terms and conditions are consistent with the provisions of the Plan, including the following:

      (a) The purchase price of each Common Share subject to an Option shall not be less than the Fair Market Value of a Common Share on the date the Option is granted.

      (b) An Option may be exercised in whole or in part from time to time during such period as the Option shall specify, provided that no Option shall be exercisable within one year after, or more than ten years after, the date of the grant of the Option, and further provided that no Option shall be exercisable except to the extent of the number of Common Shares for which the Underlying Option is exercised.

      (c) The purchase price of the Common Shares with respect to which an Option is exercised shall be payable in full on the date the Option is exercised, in cash or, to the extent authorized by the Committee, in Common Shares or in a combination of cash and Common Shares. The value of a Common Share delivered in payment of the purchase price shall be its Fair Market Value on the date the Option is exercised.

      (d) An Option shall not be assignable or transferable by the Subsidiary to which it is granted.

      11. Grant of Incentive Restricted Common Shares.

      (a) The Company may from time to time grant Incentive Restricted Shares to Employees under the Plan.

      (b) The Committee shall determine and designate the Employees to whom Incentive Restricted Shares are to be granted and shall determine when Incentive Restricted Shares are to be granted and the number of Incentive Restricted Shares to be granted.

      12. Terms of Incentive Restricted Shares.

      (a) The grant of Incentive Restricted Shares to an Employee pursuant to Section 11 shall be evidenced by an agreement signed by the Employee to whom the Incentive Restricted Shares are granted and by an executive officer of the Company. The Incentive Restricted Share agreement shall set forth such terms, conditions, restrictions, and limits on the Incentive Restricted Shares as the Committee shall determine and as are consistent with the provisions of the Plan, including the following:

(1) During a period of time established by the Committee, the Employee’s interest in the Incentive Restricted Shares shall be forfeitable, and the Incentive Restricted Shares shall not be assignable or otherwise transferable. The Committee may stipulate that these restrictions on the Incentive Restricted Shares shall lapse only upon the satisfaction of one or more, or alternative, prescribed conditions. The conditions may relate to the Company’s performance, the continuation of the Employee’s employment with the Company or a Subsidiary, or other matters. The Committee may establish a period of time by which or upon the expiration of which each condition shall have been satisfied, and shall specify the extent to which the restrictions shall then lapse. The period during which Incentive Restricted Shares remain subject to such restrictions and conditions shall be referred to as the “Restricted Period.”

(2) The Company may register a certificate in the Employee’s name for the number of Common Shares subject to the grant of Incentive Restricted Shares, but the Company shall retain custody of any certificate during the Restricted Period.

(3) Unless otherwise provided by the Committee in the Incentive Restricted Share agreement, the Employee to whom Incentive Restricted Shares have been granted shall be entitled, during the Restricted Period, to vote those Common Shares and to receive the dividends payable with respect to those Common Shares.

(4) Upon the expiration or termination of the Restricted Period with respect to specified Incentive Restricted Shares, either because of the satisfaction of conditions prescribed by the Committee, or at the time and to the extent provided by the Committee in accordance with Section 12(a)(5) (regarding death or Permanent Disability), the restrictions applicable to those Incentive Restricted Shares shall lapse and a certificate for those Common Shares shall be delivered to the Employee or to the Employee’s estate or the person to whom the Employee’s rights are transferred by will or under the laws of descent and distribution, as the case may be, free of all restrictions, provided, however, that no Common Share shall be delivered before the Employee, the Employee’s estate, or such other person has provided, in the manner described in Section 24, for satisfaction of any federal, state, and local income and employment tax withholding obligation incurred by the Company in connection with the delivery of the Common Shares, termination of the Restricted Period, or lapse of the conditions and restrictions on the Common Shares.

(5) The Committee may provide that upon the termination of the Employee’s employment during the Restricted Period by reason of death or Permanent Disability, the conditions and restrictions on all or a portion of the Incentive Restricted Shares shall lapse and the Restricted Period with respect to those Common Shares shall expire.

(6) Except as provided by the Committee in accordance with Section 12(a)(5), the Employee shall forfeit all Incentive Restricted Shares upon (i) the termination of the Employee’s employment with the Company and its Subsidiaries during the Restricted Period or (ii) the expiration of the Restricted Period without the satisfaction of any conditions prescribed by the Committee.

Upon such a forfeiture, all of the Employee’s interest in the Incentive Restricted Shares shall automatically revert to the Company.

(7) The Committee may provide in the Incentive Restricted Share agreement that the Employee shall receive, rather than the dividends payable with respect to Incentive Restricted Shares, a credit equivalent to the amount of such dividends, which shall be payable to the Employee only if and at the time the Incentive Restricted Shares to which the dividend equivalents are attributable are delivered to the Employee; if the Employee forfeits Incentive Restricted Shares, the Employee shall simultaneously forfeit the dividend equivalents attributable to such Incentive Restricted Shares.

      (b) Limitations on Incentive Restricted Shares. The Company shall grant no more than 75,000 Incentive Restricted Shares to any one individual under this Plan.

      (c) Surrender of Incentive Restricted Shares. At the discretion of the Committee, an Employee may surrender Incentive Restricted Shares. If an Employee, with the consent of the Committee, surrenders Incentive Restricted Shares:

(1) The Employee’s election to surrender Incentive Restricted Shares shall be in writing and irrevocable. The Employee shall have no further interest in the surrendered Incentive Restricted Shares.

(2) The Company shall cancel any certificate registered in the Employee’s name for the number of Incentive Restricted Shares surrendered, grant a Deferred Incentive Share Unit to the Employee for each Incentive Restricted Share surrendered, and credit such Deferred Incentive Share Units to a bookkeeping account maintained for the Employee under the Plan.

(3) A Deferred Incentive Share Unit shall be subject to the same Restricted Period as the Incentive Restricted Share in exchange for which the Deferred Incentive Share Unit was granted. The Employee shall forfeit his or her interest in a Deferred Incentive Share Unit if and at the time the Employee would have forfeited the Incentive Restricted Share in exchange for which it was granted.

(4) The Deferred Incentive Share Units credited to an Employee’s account under Section 12(c), and the account itself, shall be subject to the provisions of Section 14 of this Plan, provided that upon an Employee’s surrender of Incentive Restricted Shares pursuant to this Section 12(c), the Company shall, at the time of the cancellation of the surrendered Common Shares in accordance with Section 12(c)(2), issue an equal number of Common Shares to the trustee of the trust established pursuant to Section 14(c)(3).

      13. Grant of Deferred Incentive Share Units.

      (a) The Company may from time to time grant Deferred Incentive Share Units to Employees under the Plan.

      (b) The Committee shall determine and designate the Employees to whom Deferred Incentive Share Units are to be granted and shall determine when Deferred Incentive Share Units are to be granted and the number of Units to be granted.

      14. Terms of Deferred Incentive Share Units.

      (a) The grant of Deferred Incentive Share Units to an Employee pursuant to Section 13 shall be evidenced by an agreement signed by the Employee to whom the Units are granted and by an executive officer of the Company. The Deferred Incentive Share Units agreement shall set forth such terms, conditions, restrictions, and limits on the Units as the Committee shall determine and as are consistent with the provisions of the Plan, including the following:

(1) During a period of time established by the Committee, the Employee’s interest in the Deferred Incentive Share Units shall be forfeitable, and the Deferred Incentive Share Units shall not be assignable or otherwise transferable. The Committee may stipulate that these restrictions on the Deferred Incentive Share Units shall lapse only upon the satisfaction of one or more, or alternative, prescribed conditions. The conditions may relate to the Company’s performance, the continuation of the Employee’s employment with the Company or a Subsidiary, or other matters. The Committee may establish a period of time by which or upon the expiration of which each condition shall have been satisfied, and shall specify the extent to which the restrictions shall then lapse. The period during which Deferred Incentive Share Units remain subject to such restrictions and conditions shall be referred to as the “Restricted Period.”

(2) A Deferred Incentive Share Unit shall carry with it no voting or dividend or other rights associated with Common Share ownership.

(3) Upon the expiration or termination of the Restricted Period with respect to specified Deferred Incentive Share Units, either because of the satisfaction of conditions prescribed by the Committee, or at the time and to the extent provided by the Committee in accordance with Section 14(a)(4) (regarding death or Permanent Disability), the restrictions applicable to those Units shall lapse.

(4) The Committee may provide that upon the termination of the Employee’s employment during the Restricted Period by reason of death or Permanent Disability, the conditions and restrictions on all or a portion of the Deferred Incentive Share Units shall lapse and the Restricted Period with respect to those Units shall expire.

(5) Except as provided by the Committee in accordance with Section 14(a)(4), the Employee shall forfeit all Deferred Incentive Share Units upon (i) the termination of the Employee’s employment with the Company and its Subsidiaries during the Restricted Period or (ii) the expiration of the Restricted Period without the satisfaction of any conditions prescribed by the Committee.

Upon such a forfeiture, all of the Employee’s interest in the Deferred Incentive Share Units shall automatically revert to the Company.

(6) Notwithstanding Section 14(a)(2), the Committee may but need not provide that an Employee’s account shall be credited with an amount equivalent to the amount of dividends that would be payable with respect to a number of Common Shares equal to the number of Deferred Incentive Share Units credited to the account.

(7) The Committee may provide for the crediting of interest on any dividend equivalents credited to an Employee’s account or may provide that the dividend equivalent credit be adjusted for hypothetical investment experience in such manner as the Committee may determine.

(8) If the Employee forfeits his or her interest in a Deferred Incentive Share Unit, the Employee shall simultaneously forfeit any dividend equivalents (as adjusted under Section 14(a)(7) above) attributable to those Deferred Incentive Share Units.

      (b) Payment of Deferred Incentive Share Units. Payment of the Deferred Incentive Share Units and other amounts credited to an Employee’s account shall be made at such time or times after the expiration of the Restricted Period as the Committee may establish. The Committee may but need not provide that an Employee may elect to defer payment until such time or times as the Committee may allow. The Committee may provide for payments in lump sums or installments or both. The Committee shall establish procedures for the form and timing of an Employee’s deferral and payment elections, and all elections shall conform to the Committee’s procedures.

      The Committee may, in its discretion, change the procedures for elections, change or accelerate the time at which payment shall be made or the time, if any, to which payment may be deferred, and change the availability of lump sum or installment payments. The Committee may provide that such changes or acceleration will apply to Deferred Incentive Share Units and other amounts already credited to an Employee’s account, with respect to which an Employee may have already made deferral and payment elections.

      Payment of Deferred Incentive Share Units shall be made in the form of Common Shares, one Common Share for each Unit. Payment of any dividend equivalents (as adjusted) shall be made in cash.

      (c) Unsecured Rights; Grantor Trust.

(1) The Company shall not establish any special fund with respect to an Employee’s account. Any credit entries made to an Employee’s account shall constitute a mere promise by the Company to make payments to the Employee, subject to and in accordance with the Plan, from the general assets of the Company, when the payments become due.

(2) To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

(3) The Company shall establish, in connection with this Plan, a trust of which the Company is treated as the owner under Subpart E of Subchapter J, Chapter 1 of the Internal Revenue Code of 1986, as amended. The trust shall be dedicated to the payment of benefits owed by the Company under this Plan and, in the Company’s discretion, other plans of deferred compensation, provided, however, that the assets held in trust shall be subject to the claims of creditors in the case of the insolvency of the Company. Except as provided in Section 12(c)(4), the Company shall not be obliged to fund the trust with respect to this Plan.

      15. No Alienation. Except to the extent required by law, the right of an Employee or beneficiary to payment under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Employee or beneficiary.

      16. Recapitalization or Reorganization.

      The existence of the Plan and the grant of Options and Incentive Restricted Shares and Deferred Incentive Share Units under the Plan shall not affect the right or power of the Board or the shareholders of the Company to make or authorize the adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Shares or the rights of Common Shares, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

      Any Common Shares with respect to which Options and Incentive Restricted Shares and Deferred Incentive Share Units may be granted are Common Shares as presently constituted, but if, and whenever, before the expiration of an Option or before the expiration of the Restricted Period with respect to Incentive Restricted Shares or payment of Deferred Incentive Share Units, the Company shall effect a subdivision or consolidation of Common Shares or the payment of a Common Share dividend on Common Shares without receipt of consideration by the Company, the number of Common Shares subject to the grant (i) in the event of an increase in the number of outstanding Common Shares shall be proportionately increased and (in the case of an Option) the purchase price per Common Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Common Shares shall be proportionately reduced and (in the case of an Option) the purchase price per Common Share shall be proportionately increased, and the number of Common Shares available under Section 5 for grant shall be adjusted accordingly.

      If the Company shall effect a recapitalization or other change in its capital structure, the number of Common Shares subject to an outstanding grant shall be the number and class of Common Shares to which the holder would have been entitled pursuant to the terms of such recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of Common Shares subject to the grant, and the number of Common Shares available under Section 5 for grant shall be adjusted accordingly. If the Company is merged or consolidated with a corporation, the Committee shall make appropriate adjustments to outstanding Option and Incentive Restricted Share and Deferred Incentive Share Unit grants to give effect to the merger or consolidation on an equitable basis in terms of issuance of Common Shares of the corporation surviving the merger or the consolidated corporation.

      Except as expressly provided in this Section, the issuance by the Company of Common Shares of any class or securities convertible into Common Shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants, or upon the conversion of Common Shares or obligations of the Company convertible into such Common Shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment shall be made with respect to, the number of Common Shares subject to Options previously granted or the purchase price per Common Share or the number of Incentive Restricted Common Shares or Deferred Incentive Share Units subject to a grant.

      17. Change in Control

      For purpose of this Plan, a “Change in Control” of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Company is then subject to such reporting requirements; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any “person” (as such term is used in section 13(d) and 14(d) of the Exchange Act) is or becomes “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding securities; or (B) during any period of two consecutive years, the following persons (the “Continuing Directors”) cease for any reason to constitute a majority of the Board: individuals who at the beginning of such period constitute the Board and new Directors each of whose election to the Board or nomination for election to the Board by the Company’s security holders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved; or (C) the security holders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately before the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of such surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company or of such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger of consolidation that is approved by a Board having a majority of its members persons who are Continuing Directors, of which Continuing Directors not less than two-thirds have approved the merger or consolidation; or (D) the security holders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      Notwithstanding any contrary provision of this Plan, all outstanding Options shall become immediately exercisable in full upon a Change in Control. Similarly, upon a Change in Control all restrictions otherwise applicable with respect to Incentive Restricted Shares shall lapse, the Restricted Period shall expire, and any prescribed conditions shall be deemed to be satisfied, so that the Employee to whom the Incentive Restricted Shares were granted shall be entitled to the delivery of a certificate for Common Shares, subject to satisfaction of the Company’s tax withholding obligation as described in Section 12(a)(4).

      Upon a Change in Control, the Restricted Period with respect to Deferred Incentive Share Units shall expire.

      If the excise tax imposed by section 4999 of the Internal Revenue Code would apply with respect to any payments to which an Employee is entitled, whether or not in connection with this Plan, and if the Employee does not have an individual agreement with the Company dealing with such excise tax, and if limiting the effect of the provisions of the preceding paragraph would result in the Employee’s realization of a net amount from such payments, after taking into account income taxes and such excise taxes, that is greater than the net after-tax amount the Employee would realize from such payments if the provisions of the preceding paragraph were given full effect, then the provisions of the preceding paragraph shall be given effect to the extent, but only to the extent, required to maximize the net after-tax amount to be realized by the Employee. All determinations required to be made for the purposes of this paragraph, including determinations of the net after-tax amount realizable by the Employee, the result of giving full or limited effect to the provisions of the preceding paragraph, and whether, the extent to which, and how the effectiveness of the preceding paragraph shall be limited, shall be made by tax counsel chosen as follows: the Employee and the Company may each propose a candidate; if the Employee and the Company do not agree on a choice within 10 days of the Change in Control, the proposed candidates shall choose a third party who shall act as tax counsel; if either the Company or the Employee fails to propose a candidate within 10 days of the Change in Control, the candidate proposed by the other shall act as tax counsel. All determinations of the tax counsel so chosen shall be final and binding on the Company and the Employee. The Company shall pay all reasonable expenses of employing the tax counsel.

      18. Term of Plan; Approval of Shareholders. The Plan shall take effect, subject to the approval of the shareholders of the Company, on January 1, 2003. If shareholder approval is not obtained within twelve months of January 1, 2003, any Options, Incentive Restricted Shares, and Deferred Incentive Share Units granted under the Plan shall automatically be cancelled. The Board of Directors may terminate the Plan at any time with respect to any Common Shares for which Options or Incentive Restricted Shares have not already been granted. Unless terminated earlier by the Board of Directors, the Plan shall terminate on December 31, 2012.

      19. Amendment of Grants. The Committee may at any time unilaterally amend any outstanding Option, Incentive Restricted Share, and Deferred Incentive Share Unit to the extent the Committee determines necessary or desirable, provided, however, that an amendment that would be adverse to the interests of the holder of the Option, Incentive Restricted Share, or Deferred Incentive Unit or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not, except as provided in Section 14(b), be effective without the holder’s consent.

      Notwithstanding the preceding paragraph, and except as provided in Section 16 or as approved by the Company’s shareholders, an Option may not be amended to reduce the purchase price and may not be cancelled and replaced with another Option having a lower purchase price.

      20. Amendment of Plan. The Board may amend the Plan in any respect, provided, however, that without the approval of the shareholders of the Company the Board may not (i) except as provided in Section 16, increase the maximum number of Common Shares that may be issued under the Plan as set forth in Section 5 or decrease the minimum purchase price of Common Shares subject to an Option; (ii) materially increase the benefits accruing to Employees under the Plan; (iii) extend the term of the Plan; (iv) change the classes of Employees to whom Options may be granted under the Plan; (v) provide for the administration of the Plan otherwise than by a Committee composed entirely of non-employee directors; or (vi) materially increase the cost of the Plan to the Company. An amendment that would be adverse to the interests of the holder of an outstanding Option, Incentive Restricted Share, or Deferred Incentive Share Unit or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not, except as provided in Section 14(b), be effective with respect to that Option, Incentive Restricted Share, or Deferred Incentive Share Unit without the holder’s consent.

      21. No Right to Continued Employment.

      Nothing in the Plan or in any Option or Incentive Restricted Share or Deferred Incentive Share Unit grant pursuant to the Plan shall confer upon any Employee the right to continue in the employ of the Company or restrict the right of the Company to terminate the employment of any Employee.

      22. Restrictions on Issuance of Common Shares; Rights as Shareholders.

      Should the Board of Directors determine that the listing, registration, or qualification of Common Shares upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition to or in connection with the issuance or delivery of Common Shares under the Plan, no such Common Shares shall be issued or delivered unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board of Directors.

      The certificates representing Common Shares issued by the Company under the Plan may bear a legend describing any restrictions on resale of such Common Shares under applicable securities laws, and stop transfer orders with respect to such certificates may be entered on the Company’s stock transfer records.

      An Option holder shall have no rights as a shareholder of the Company with respect to any Common Shares to be issued in connection with the exercise of an Option until the date of issuance of such Common Shares. No adjustment shall be made for dividends or other rights for which the record date precedes the date the certificate is issued.

      23. Construction.

      The Plan shall be construed in accordance with the law of the State of Maryland. With respect to any Options granted under the Plan that are intended to qualify as incentive stock options as defined in section 422 of the Code, the terms of the Plan and of each incentive stock option granted pursuant to the Plan shall be construed to give effect to such intention.

      24. Satisfaction of Tax Liabilities.

      The Company shall have the right to deduct or withhold an amount sufficient to satisfy federal, state, and local withholding tax requirements determined by the Company to be applicable with respect to any taxable event arising under the Plan.

      Whenever under the Plan Common Shares are to be issued or delivered upon the exercise of Options, the grant of Incentive Restricted Shares, the lapse of restrictions on Incentive Restricted Shares, or payment with respect to Deferred Incentive Share Units, the Company shall have the right to require the holder of the Option or Incentive Restricted Share or Deferred Incentive Share Unit grant to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements determined by the Company to be applicable before the issuance of or delivery of any certificate for such Common Shares. In the holder’s discretion, such requirements shall be satisfied through the retention of Common Shares otherwise issuable or by the delivery of Common Shares to the Company by the holder (by surrender or attestation to ownership), under such terms as the Committee finds appropriate. The value of a Common Share used to satisfy withholding requirements shall be its Fair Market Value on the date the withholding obligation is calculated. The Committee may also provide that provision for the tax withholding obligation may be made, in connection with the exercise of an Option, in any manner provided pursuant to Section 7(d) for the payment of the purchase price.

[Parkway logo]	PROXY

PARKWAY PROPERTIES, INC.
One Jackson Place, Suite 1000
188 East Capitol Street
Jackson, Mississippi 39201

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints LELAND R. SPEED and STEVEN G. ROGERS, and each or either of them, Proxies for the undersigned, with full power of substitution, to represent and to vote all shares of common stock, $0.001 par value per share, of Parkway Properties, Inc. (the “Company”), and all shares of Series B cumulative convertible preferred stock, $0.001 par value per share, of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Suncom Building, 111 East Capitol Street, Jackson, Mississippi on May 8, 2003, at 1:30 p.m., Jackson time, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse side.

     The shares represented by this Proxy will be voted as directed by the stockholder. The Board of Directors favors a vote FOR Proposal 1 and Proposal 2. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2 on the reverse and will be voted in the discretion of the proxies named herein with respect to any matter referred to in 3 on the reverse. You are encouraged to specify your choice by marking the appropriate box, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card.

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE
ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.

(continued and to be signed on the reverse side)

(FRONT)

A.     Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	FOR	WITHHOLD		FOR	WITHHOLD

Daniel P. Friedman	[ ]	[ ]	Joe F. Lynch	[ ]	[ ]

Roger P. Friou	[ ]	[ ]	Steven G. Rogers	[ ]	[ ]

Martin L. Garcia	[ ]	[ ]	Leland R. Speed	[ ]	[ ]

Matthew W. Kaplan	[ ]	[ ]

Michael J. Lipsey	[ ]	[ ]

B.     Issues

          The Board of Directors recommends a vote FOR the following resolution.

2.	PROPOSAL TO CONSIDER AND RATIFY THE ADOPTION OF THE COMPANY’S 2003 EQUITY INCENTIVE PLAN.

[ ]	FOR	[ ] AGAINST	[ ] ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

C.	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE(S). A corporation is requested to sign its name by its President or other authorized officer, with the office held so designated. A partnership should sign in the partnership name by an authorized person. Executors, administrators, trustees, guardians and corporate officers are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD BOTH SIGN.

Signature 1

Signature 2

Date (mm/dd/yyyy) / /

(BACK)